Exhibit 4.5

THIS AGREEMENT dated the 15th day of February, 2006.

BETWEEN:

ROBERT J. MACPHERSON of 8073 — 14E Avenue,

Burnaby, British Columbia, V3N 2B5

(herein after called the “Vendor”)

OF THE FIRST PART

AND:

ANGLO-CANADIAN URANIUM CORP., of Suite 1150-

355 Burrard Street, Vancouver, British Columbia V6C 208

(hereinafter called the “Purchaser”)

OF THE SECOND PART

WHEREAS:

A.

The Vendor is the recorded owner of an undivided 100% interest in 40 mineral claims (the “Claims”) as more particularly described in Schedule ‘A” attached hereto, situated 150 kilometers northeast of Chibougamou in the Otish Basin in the East Central Region in the Province of Quebec; and

B.

The Vendor is desirous of selling the Claims to the Purchaser and the Purchaser is desirous of purchasing the Claims from the Vendor upon the following terms and conditions;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the representations, warranties, covenants and agreements herein contained, the parties hereto have agreed and do hereby agree as follows:

1.

The Vendor represents and warrants that he is the beneficial owner of an undivided 100% interest in and to the Claims free and clear of all liens, charges and encumbrances and conflicting claims and rights of whatsoever nature and kind, that the Claims are in good standing and that he has full power, absolute authority and capacity to enter into this Agreement without first obtaining the consent of any other person or body corporate and that no other person or body corporate has any agreement, option, right or privilege capable of becoming an agreement for the purchase of the Claims or an interest therein save as might be expressly set out herein.

2.

The Purchaser represents and warrants to the Vendor it is a corporation duly organized, validly existing and in good standing under the laws of the Province of British Columbia with full power, absolute authority and capacity to enter into this Agreement and to carry out the transaction contemplated herein.

KLE\032101\PA MACP}{ERSON 2006\5472

3.1

The Vendor agrees to sell to the Purchaser and the Purchaser agrees to purchase the Claims from the Vendor in consideration of the following:

(a)

the payment of the sum $7,500 to the Vendor within three business days of the Purchaser receiving approval from the TSX Venture Exchange to the Terms of this Agreement (the “Approval Date’); and

(b)

the issuance of a total of 200,000 shares in the capital of the Vendor to be delivered on the Approval Date;

3.2

The Vendor hereby acknowledges and agrees the total consideration payable to him for the Claims is limited to the cash and shares referred to in paragraphs 3.1(a) and (b) hereof in connection with the sale of the Claims and the Net Smelter Returns royalty referred to in paragraph 4 hereof and the Vendor shall have no further interest in or to the Claims acquired by the Purchaser.

4.1

As additional consideration for the Vendor entering into this Agreement, the Purchaser acknowledges that the Claims shall be subject to a royalty or charge in the amount of two percent (2%) of net smelter returns payable to the Vendor.

4.2

For the purpose of this clause “Net Smelter Returns” shall mean the actual proceeds received by the Purchaser from a smelter or other place of sale or treatment in respect of all ore removed by the Purchaser from the Claims as evidenced by its returns or settlement sheets after deducting from the said proceeds all freight or other transportation costs from the Claims, to the smelter or other place of sale or treatment, but without any other deduction whatsoever. Net Smelter Returns due and payable to the Vendor hereunder shall be paid within sixty days after receipt of the said actual proceeds by the Purchaser. Within ninety days after the end of each fiscal year during which any ore was shipped from the Claims the records relating to the calculation of Net Smelter Returns during that fiscal year shall be delivered to the Vendor, upon written request, who shall have sixty days after receipt of such statements to question their accuracy and failing such question, the statements shall be deemed correct. The Vendor or their representatives duly appointed in writing shall have the right at all reasonable times upon written request to inspect such books and financial records of the Purchaser as are relevant to the determination of Net Smelter Returns and at their own expense to make copies thereof.

4.3

The Purchaser shall have the right at any time to purchase the Net Smelter Return Royalty by the payment of the sum of $500,000 to the Vendor for each 1% Net Smelter Return Royalty.

5.

Any payment or issuance of shares required to be made shall be made payable and delivered in the manner for the giving of notice as herein provided.

KLE\032101\PA MACPHERSON 2006\5472

6.

The Vendor agrees to execute and deliver to the Purchaser such bills of sale, transfers or other documentation required to transfer an undivided 100% interest in and to the Claims to the Purchaser concurrently upon the execution of this Agreement. The Purchaser has the right to record the• bills of sale, transfers and other documentation with the appropriate governmental agency to effect a transfer of the recorded ownership of the Claims to the Purchaser but beneficial ownership to the Claims shall be subject to the terms of this Agreement.

7.

Any notice given pursuant hereto shall be in writing and shall be delivered or mailed by pre-paid registered post to the other party at its address set forth in the beginning of this Agreement and if so delivered shall be deemed to be effective immediately and if so mailed shall be deemed to have been given on the fifth postal delivery day following the date of mailing.

8.

The Vendor will indemnify and save the Purchaser harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement, or condition made by them and contained in this Agreement. The Vendor acknowledges and agrees that the Purchaser has entered into this Agreement relying on the warranties and representations and other terms and conditions of this Agreement.

9.

This Agreement represents the complete understanding of the parties and shall not be deviated from except by a further written agreement. Each party agrees to execute further documents necessary to give effect to this Agreement.

10.

Time shall be the essence of this Agreement and should the parties fix new dates for the performance of any obligation time shall thereafter again be the essence of this Agreement.

11.

This Agreement shall be construed with and governed by the laws of the Province of British Columbia. All references herein to sums of money shall be deemed to refer to Canadian funds.

12.

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators and assigns.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

SIGNED, SEALED AND DELIVERED BY ROBERT MACPHERSON in the presence of: Name Address City Occupation	] ] ] ] ] ] ] ] ] ] ]	ROBERT MACPHERSON

KLE\032101\PA MACPHERSON 2006\5472

THE CORPORATE SEAL OF I ANGLO-CANADIAN URANIUM CORP. was hereunto affixed in the presence of:	] ] ] ] ] ] ] ]	C/S

KLE\032101\PA MACPHERSON 2006\5472

Schedule "A" Anglo-Canadian Uranium Corp.

NTS Sheet	Township/Seignory	Type of Title	Title No	Status	Date of Staking	Date of Registration	Expiry Date
NTS 23D02		CDC	93130	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93131	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93132	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93133	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93134	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93135	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93136	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93137	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93138	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93139	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93140	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93141	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93142	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93143	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93144	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93145	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93146	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93147	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93148	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93149	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93150	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93151	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93152	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93153	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93154	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93155	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93156	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93157	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93158	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93159	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93160	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93161	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93162	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93163	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93164	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93165	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93166	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93167	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93168	Active		9/13/2005	9/12/2007
NTS 23D02		CDC	93169	Active		9/13/2005	9/12/2007

THIS AGREEMENT dated the 15th day of February, 2006.

BETWEEN:

ROBERT J. MACPF1ERSON of 8073 — 14E Avenue,

Burnaby, British Columbia, V3N 2B5

(herein after called the “Vendor”)

OF THE FIRST PART

AND:

ANGLO-CANADIAN URANIUM CORP., of Suite 1150-

355 Burrard Street, Vancouver, British Columbia V6C 2(38

(hereinafter called the “Purchaser”)

OF THE SECOND PART

WHEREAS:

A.

The Vendor is the recorded owner of an undivided 100% interest in 40 mineral claims (the “Claims”) as more particularly described in Schedule “A” attached hereto, situated 150 kilometers northeast of Chibougamou in the Otish Basin in the East Central Region in the Province of Quebec; and

B.

The Vendor is desirous of selling the Claims to the Purchaser and the Purchaser is desirous of purchasing the Claims from the Vendor upon the following terms and conditions;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the representations, warranties, covenants and agreements herein contained, the parties hereto have agreed and do hereby agree as follows:

1.

The Vendor represents and warrants that he is the beneficial owner of an undivided 100% interest in and to the Claims free and clear of alt liens, charges and encumbrances and conflicting claims and rights of whatsoever nature and kind, that the Claims are in good standing and that he has full power, absolute authority and capacity to enter into this Agreement without first obtaining the consent of any other person or body corporate and that no other person or body corporate has any agreement, option, right or privilege capable of becoming an agreement for the purchase of the Claims or an interest therein save as might be expressly set out herein.

2.

The Purchaser represents and warrants to the Vendor it is a corporation duly organized, validly existing and in good standing under the laws of the Province of British Columbia with full power, absolute authority and capacity to enter into this Agreement and to carry out the transaction contemplated herein.

KLE\032 101 \PA MACPIIERSON 2006\5472

3.1

The Vendor agrees to sell to the Purchaser and the Purchaser agrees to purchase the Claims from the Vendor in consideration of the following:

(a)

the payment of the sum $7,500 to the Vendor within three business days of the Purchaser receiving approval from the TSX Venture Exchange to the Terms of this Agreement (the “Approval Date”); and

(b)

the issuance of a total of 200,000 shares in the capital of the Vendor to be delivered on the Approval Date;

3.2

 The Vendor hereby acknowledges and agrees the total consideration payable to him for the Claims is limited to the cash and shares referred to in paragraphs 3.1(a) and (b) hereof in connection with the sale of the Claims and the Net Smelter Returns royalty referred to in paragraph 4 hereof and the Vendor shall have no further interest in or to the Claims acquired by the Purchaser.

4.1.

As additional consideration for the Vendor entering into this Agreement, the Purchaser acknowledges that the Claims shall be subject to a royalty or charge in the amount of two percent (2%) of net smelter returns payable to the Vendor.

4.2

For the purpose of this clause “Net Smelter Returns” shall mean the actual proceeds received by the Purchaser from a smelter or other place of sale or treatment in respect of all ore removed by the Purchaser from the Claims as evidenced by its returns or settlement sheets after deducting from the said proceeds all freight or other transportation costs from the Claims, to the smelter or other place of sale or treatment, but without any other deduction whatsoever, Net Smelter Returns due and payable to the Vendor hereunder shall be paid within sixty days after receipt of the said actual proceeds by the Purchaser. Within ninety days after the end of each fiscal year during which any ore was shipped from the Claims the records relating to the calculation of Net Smelter Returns during that fiscal year shall be delivered to the Vendor, upon written request, who shall have sixty days after receipt of such statements to question their accuracy and failing such question, the statements shall be deemed correct. The Vendor or their representatives duly appointed in writing shall have the right at all reasonable times upon written request to inspect such books and financial records of the Purchaser as are relevant to the determination of Net Smelter Returns and at their own expense to make copies thereof.

4.3

The Purchaser shall have the right at any dine to purchase the Net Smelter Return Royalty by the payment of the sum of $500,000 to the Vendor for each 1% Net Smelter Return Royalty.

5.

Any payment or issuance of shares required to be made shall be made payable and delivered in the manner for the giving of notice as herein provided.

KLE\032 101 \PA MACPIIERSON 2006\5472

6.

The Vendor agrees to execute and deliver to the Purchaser such bills of sale, transfers or other documentation required to transfer an undivided 100% interest in and to the Claims to the Purchaser concurrently upon the execution of this Agreement. The Purchaser has the right to record the• bills of sale, transfers and other documentation with the appropriate governmental agency to effect a transfer of the recorded ownership of the Claims to the Purchaser but beneficial ownership to the Claims shall be subject to the terms of this Agreement.

7.

Any notice given pursuant hereto shall be in writing and shall be delivered or mailed by pre-paid registered post to the other party at its address set forth in the beginning of this Agreement and if so delivered shall be deemed to be effective immediately and if so mailed shall be deemed to have been given on the fifth postal delivery day following the date of mailing.

8.

The Vendor will indemnify and save the Purchaser harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement, or condition made by them and contained in this Agreement. The Vendor acknowledges and agrees that the Purchaser has entered into this Agreement relying on the warranties and representations and other terms and conditions of this Agreement.

9.

This Agreement represents the complete understanding of the parties and shall not be deviated from except by a further written agreement. Each party agrees to execute further documents necessary to give effect to this Agreement.

10.

Time shall be the essence of this Agreement and should the parties fix new dates for the performance of any obligation time shall thereafter again be the essence of this Agreement.

11.

This Agreement shall be construed with and governed by the laws of the Province of British Columbia. All references herein to sums of money shall be deemed to refer to Canadian funds.

12.

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators and assigns.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

SIGNED, SEALED AND DELIVERED BY ROBERT MACPHERSON in the presence of: /s/ signed Name 306-6070 McMurray Ave. Address Burnaby City Mutuals Occupation	] ] ] ] ] ] ] ] ] ] ]	/s/ R. J. MacPherson ROBERT MACPHERSON

KLE\032 101 \PA MACPIIERSON 2006\5472

THE CORPORATE SEAL OF I ANGLO-CANADIAN URANIUM CORP. was hereunto affixed in the presence of: Leonard Harris /s/ Leonard Harris	] ] ] ] ] ] ] ]	C/S

KLE\032 101 \PA MACPIIERSON 2006\5472